Exhibit 99.1

Gabelli & Co. Best Ideas Conference December 13, 2012

Safe Harbor This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Such statements may include, but are not limited to, statements of plans and objectives, statements of future economic performance and statements of assumptions underlying such statements, and statements of management’s intentions, hopes, beliefs, expectations or predictions of the future. Forward-looking statements can often be identified by the use of forward-looking terminology, such as “should,” “intended,” “continue,” “believe,” “may,” “hope,” “anticipate,” “goal,” “forecast,” “plan,” “estimate” and similar words or phrases. Such statements are based on current expectations and are subject to certain risks, uncertainties and assumptions, including but not limited to: the outcome of the ongoing internal investigation into, among other things, the legality, under the FCPA and local laws, of certain payments to agents and other third parties interacting with government officials in certain countries in Africa relating to the payment of taxes and the importing of equipment (including any government enforcement action which could arise out of the matters under review or that the matters under review may have resulted in a higher dollar amount of payments or may have a greater financial or business impact than management currently anticipates), prevailing prices for various commodities, unanticipated slowdowns in the Company’s major markets, the availability of credit, the risks and uncertainties normally incident to the construction industry, the impact of competition, the effectiveness of operational changes expected to increase efficiency and productivity, worldwide economic and political conditions and foreign currency fluctuations that may affect worldwide results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially and adversely from those anticipated, estimated or projected. These forward-looking statements are made as of the date of this presentation and the Company assumes no obligation to update such forward-looking statements or to update the reasons why actual results could differ materially from those anticipated in such forward-looking statements

A Market Leader in the U.S. and Around the World

A Market Leader in the U.S. and Around the World YTD Segment Revenues (1) Water Infrastructure (76%) Mineral Exploration (24%) YTD Segment Pre-Tax Profits (2) (1) Less than 1% of revenues consist of “other” $639 $202 $54.5 (2) Excludes $7.7 MM remeasurement charge taken in Q2 FY 2013 ($ in MM)

FY 2013 Financial Overview [1]

Q3 FY 2013

- **Water Infrastructure** revenues rose to $220 MM from $217 MM
  - $23.7 MM increase at *Geoconstruction* due to May 2012 acquisition of remaining 50% interest in Diberal + new project contribution
  - $18.0 MM revenue decline at *Heavy Civil*, reflecting focus on higher margin projects
  - All segments reported higher profits, except for *Heavy Civil*
    - *Heavy Civil's* ($5.5 MM) loss declined by $3.4 MM from Q2 FY 2013
    - Expect to work through low margin legacy backlog by 1/31/13, winning higher margin new business, headcount reduced by 19% year-over-year
- **Mineral Exploration** impacted by slowdown in Australia and Africa
  - Expect profitable Q4; FY 2013 segment profit 15-20% lower from record FY 2012
- Q3 FY 2013 also benefitted from reversal of previously established uncertain tax position reserves

Total Revenues



$841
$846
$290
$283
9M'12
9M'13
Q3'12
Q3'13

Net Income from Continuing Operations Attributable to Layne



$31.5 (3)
$18.3 (2)
$8.7
$8.8
9M'12
9M'13
Q3'12
Q3'13

Q3 Revenue by Division



$61
$220

Q3 Pre-Tax Income by Division



$10.5
$6.9

Water Infrastructure Mineral Exploration

(1) All data from continuing operations and in MMs
(2) Excludes $7.7 MM remeasurement charge taken in Q2 FY 2013
(3) Includes pre-tax gain of $5.3 MM on building sale & $5.6 MM margin on Afghanistan water project

5

(All figures are $ in MM)

FY 2013 Financial Overview (1) $841 $846 $290 $283 9M'129M'13Q3'12Q3'13$10.5 $6.9 Q3 Revenue by Division Q3 Pre-Tax Income by Division 5 Total Revenues Net Income from Continuing Operations Attributable to Layne Water Infrastructure Mineral Exploration Q3 FY 2013 •Water Infrastructure revenues rose to $220 MM from $217 MM •$23.7 MM increase at Geoconstruction due to May 2012 acquisition of remaining 50% interest in Diberal + new project contribution •$18.0 MM revenue decline at Heavy Civil, reflecting focus on higher margin projects •All segments reported higher profits, except for Heavy Civil •Heavy Civil’s ($5.5 MM) loss declined by $3.4 MM from Q2 FY 2013 •Expect to work through low margin legacy backlog by 1/31/13, winning higher margin new business, headcount reduced by 19% year-over-year •Mineral Exploration impacted by slowdown in Australia and Africa •Expect profitable Q4; FY 2013 segment profit 15-20% lower from record FY 2012 •Q3 FY 2013 also benefitted from reversal of previously established uncertain tax position reserves (1)All data from continuing operations and in MMs (2)Excludes $7.7 MM remeasurement charge taken in Q2 FY 2013 (3)Includes pre-tax gain of $5.3 MM on building sale & $5.6 MM margin on Afghanistan water project (2) (All figures are $ in MM)

One Layne Initiative 7 Culture •Five-year plan based on Responsible Growth –Four core values: Safety, Sustainability, Integrity, Excellence –Eight foundational beliefs: Respect, Clarity, Accountability, Collaboration, Courage, Passion, Innovation, Fun –Endeavor to leave people and places better off from their interaction with Layne •Focus on margin and returns •Grow Water and Mineral Exploration Divisions •Grow Energy Services Division to $200 million (revenues) by 2016 •Double total Layne revenues to $2 billion by 2016 •Collaborate across divisions and geographies to optimize business development •Unify virtually all subsidiaries and divisions under single Layne brand •Comply fully with FCPA regulations •Measure performance against One Layne and incentivize accordingly Objectives Strategy Business Plan Actions •Reorganized reporting structure of Water Infrastructure segment •Replaced leadership at troubled Heavy Civil locations •Acquired remaining 50% interest in Costa Fortuna •Sold E&P assets •Relocation to Houston •consolidate executive and divisional leadership •increase access to energy customers

One Layne: Collaboration Water Resources •Working closely with Heavy Civil on major water supply project negotiations • $91 MM Islamorada wastewater project •Enhancing “presence” with Min-Ex clients •Helping to build new Energy Services division Inliner •Cost Sharing and cost controls with Heavy Civil Heavy Civil •Working closely with Water Resources on major water treatment opportunities •Helping to build new Energy Services division Geoconstruction •Benefitting from collaborative efforts with Mineral Exploration and Water Resources divisions 8 Energy Services •Working closely with Water Resources and Heavy Civil on new division to provide total water solutions to clients in the energy sector Mineral Exploration •Working with Geoconstruction to improve project performance •Working with Water Resources to enhance water management solutions to mining clients

Water Infrastructure Solutions: Manage Every Phase of the Water Cycle

Current State of the Water Environment GROWING DEMAND… •Total global water demand is doubling every 20 years. •70% of water consumed by humans is directed to agriculture and cultivated food production. •“Water Stress” will lead to political unrest; 260 river basin watersheds are shared by at least two countries. •Increasing and complex interdependence between water and energy CONSTRAINED SUPPLY… •In the U.S., much of water infrastructure was built 50-100 years ago. Rapid decay is producing leaks as high as 50% in some cities. •95% of wastewater in developing countries is discharged without treatment; 40% of the world’s population lacks access to basic sanitation. REQUIRED ACTIONS… •EPA has called for investment of $335 billion over the next 20 years simply to maintain our drinking water infrastructure. •$600-$700 billion required to maintain and upgrade U.S. water, wastewater and storm water infrastructure Sources: UNWater.org, USAID.gov and Tech Knowledge 2011 Water Market Review 10

Long-Term Water Infrastructure Investment Source: FMI’s Construction Outlook 3rd Quarter 2012 Water infrastructure spending is expected to grow faster than U.S. GDP through 2016 5,00010,00015,00020,000Value of Water Supply Construction Millions of Current Dollars 10,00015,00020,00025,00030,000Value of Sewage and Waste Disposal Construction Millions of Current Dollars 11

Water Infrastructure Water Resources •Water supply, system development, sourcing, drilling, repair and installation of pumps •#1: U.S. water well drilling •Unparalleled library of hydrological maps •Government agencies approximately 45% of revenues Geoconstruction •Soil stabilization and subterranean structural support for dams, levees, tunnels, subways, highways, and marine facilities •Government agencies approximately 70% of revenues Inliner •Proprietary CIPP (Cured In Place Pipe) for pipeline and structure rehabilitation •#2: U.S. trenchless pipeline rehabilitation •Vertically integrated •Municipal customers approximately 98% of revenues Heavy Civil •Water and wastewater treatment, pipeline installation, wells, and biogas facilities •Top 5: U.S. sewer repair and construction •Municipal customers approximately 90% of revenues Supplying Water to U.S. Troops in Afghanistan U.S. Military INDOT Contract Indiana Department of Transportation Water Treatment Plant Kentucky American Water Hurricane Katrina Flood Wall Remediation U.S. Army Corps of Engineers

Water Infrastructure $634 $639 $217 $220 9M'129M'13Q3'12Q3'13Revenues Pre-Tax Income (1) Backlog $28.9 (1) $7.6 (2) $4.2 $6.9 9M'129M'13Q3'12Q3'13$538 $526 $538 $522 Q4'12Q1'13Q2'13Q3'13(2) Excludes $7.7 MM remeasurement charge taken in Q2 FY 2013 (All figures $ in MM) Focused on higher margin projects (1) Includes gain on building sale of $5.3 MM and Afghanistan project margin of $5.6 MM •Water Resources, Inliner, Geoconstruction performing well •Challenges confined to Heavy Civil –Low to negative margin legacy projects bid by former management team –Expect to work through least profitable legacy backlog by 1/31/13 –New project backlog carries positive gross margin –Conservative posture; more negotiated work, fewer municipal projects • Working to increase Industrial exposure 15.9% 33.4% 34.4% 16.3% YTD FY 2013 Segment Revenues = $639 MM Heavy Civil Water Resources Geoconstruction Inliner

Water Infrastructure: Segment Revenues and Pre-Tax Margin [1]

Water Resources


$300
$200
$100
$0
$275
4.0%
2.1%
$70
4.5%
$71
6.0%
$73
4.2%
$214
FY2012
Q1'13
Q2'13
Q3'13
YTD'13

Inliner


$150
$100
$50
$0
$132
7.5%
5.6%
$34
9.2%
$35
7.8%
$32
$102
7.8%
FY2012
Q1'13
Q2'13
Q3'13
YTD'13

= Pre-Tax Margin (Loss)

(All figures $ in MM)

Geoconstruction


$150
$100
$50
$0
14.4%
$89
9.0%
$24
13.9% (2)
$35
11.7%
$45
$104
11.8% (2)
FY2012
Q1'13
Q2'13
Q3'13
YTD'13

Heavy Civil


$400
$300
$200
$100
$0
$344
$73
$76
$70
$220
FY2012
Q1'13
Q2'13
Q3'13
YTD'13
(2.3%)
(10.0%)
(11.6%)
(7.8%)
(9.8%)

14

(1) FY 2012 excludes impairment charges (2) Pre-tax margin excludes re-measurement of equity investment (Diberil)

Water Infrastructure Outlook Water Resources •Drought-stricken areas , i.e. Southeast and Midwest, offer opportunity for profitable growth •Making progress in international expansion; drilling in Ethiopia to commence December 2012 •$47 million of Industrial revenue YTD FY 2013; will exceed $50 million target for FY 2013 •Growth strategies: pursue more international business, focus on growth markets, tailored solutions, collaboration Heavy Civil •Emphasize negotiated work – $91 million Islamorada project (September 2012) •Project $2 million in annual savings - align cost structure and streamline operations •Least profitable backlog completed by 1/31/13 •Return to profitability by mid-calendar 2013 •Growth strategies: pursue higher margin projects, and larger, more complex jobs; take advantage of rebounding infrastructure market and attrition of weaker competitors; manage costs Geoconstruction •Expect positive benefits from Costa Fortuna acquisition and ground stabilization project in Washington, D.C., as well as collaboration with other Layne divisions •Growth strategies: introduce new technologies; R&D partnerships; develop & expand presence in Central & South America; enter new markets Inliner •WSSC project progressing and fiberglass manufacturing facility to come on line in calendar 2013 •Sluggish Q4 FY 2013, but expect to stay on or ahead of plan •Growth strategies: territory expansion; R&D manufactured products; expanded installation and curing methodologies

Mineral Exploration Full Spectrum Mineral Exploration Drilling Services

Mineral Exploration $204 $202 $72 $61 9M'129M'13Q3'12Q3'13Revenues Equity in Earnings from Affiliates Pre-Tax Income (1) $16.9 $15.6 $5.3 $4.9 9M'129M'13Q3'12Q3'13$52.1 $46.9 $16.1 $10.5 9M'129M'13Q3'12Q3'13(1) Includes equity in earnings of affiliates / Sources: Metals Economics Group; BNAmericas; Reuters •Above-ground drilling: •Exploratory: determine the existence of a minable mineral deposit •Definitional: determine economic feasibility of mining and mapping •Rig count = 189 (Wholly Owned) + 202 (Affiliates) at 10/31/12 (ex. 233 water rigs) •Worldwide aggregate budgets for nonferrous metals exploration has risen to $21.5 billion in 2012 from $8.4 billion in 2009 •$200 billion in mining development projects forecast in Latin America over the next four years. •Mining investment in Chile, the world’s leading copper producer, should total $100 billion through 2020 •Substantial annual exploration expenditures have not resulted in significant building of gold and copper reserves (All figures are $ in MM) Majors & Intermediates 80% Juniors 20% Copper 39% Gold 43% Other18% YTD FY 2013 REVENUE PROFILE

Serving Growing Markets Latin America 25.4% Canada 15.8% Africa 16.6% Australia 12.3% United States 8.1% Pacific/SE Asia 6.6% ROW 15.2% 18 (1) Metals Economics Group, 2012 $20.5 BN Global Nonferrous Exploration Budgets, 2012(1) Flooded Reverse Circulation / Mexico RC Drilling / Australia

Mineral Exploration Growth Strategies •Expect profitable Q4 FY 2013, with annual pre-tax earnings down 15-20% from FY 2012 •As “super-cycle” abates, expect extended holiday down-time and lower mining exploration budgets creating a softer market through mid-calendar 2013 •Global macro-economic trends will drive long-term demand •To consider: –Gold and copper comprise more than 80% of our revenues –Majority of our revenues are derived from Majors or Intermediate mining companies Market Overview / Outlook – December 2012 •Develop services across geographies –Democratic Republic of Congo (2007) –Brazil (2008) –Mauritania (2010) •Modest increases in rig count •Increase rig utilization –Maximum number of shifts per year –High uptime, + 90% •Differentiate services –Long-term client relationships –Successful track record since 1895 –World-class safety –Sustainability (local workforces)

Energy An Evolving Focus

Unconventional gas production is forecast to rise from 42% of total U.S. gas production in 2007 to 64% in 2020. This will provide the U.S. with enough natural gas to last for up to the next 100 years •Development of unconventional oil has surged and reversed the decline in U.S. oil production •Hydraulic fracking of both oil and gas wells requires 25,000 bbl to 140,000 bbl of water per well •Activity and fracking of long-reach laterals will drive the market for oil and gas water management •Layne is ideally positioned to provide integrated water solutions to the E&P sector Fracking: Accessing Domestic Energy Reserves 21 Sources: American Petroleum Institute, Oil and Gas Online, and Baker Hughes Oil Natural gas

Responsible Water Management Solutions for the E&P Industry 22 E&P Water Market Layne Solution Sourcing •Hydrology, drilling, and construction capability •Identify, evaluate, and develop optimal water sources: - groundwater - surface water - recycled industrial wastewater Deliver /Transfer •Pipe, pumps, and crews •Transfer fresh and/or brackish water from its source directly to multiple well locations reliably and “within spec.” Treatment •Engineering expertise to identify optimal (proprietary or third party) treatment technology to process oily and/or gassy water for recycling and/or disposal. Expanding responsible water management solutions by commencing work on small-scale projects: Permian, Eagle Ford and Marcellus. FY 2013 •Exited upstream energy business with sale of E&P assets •Adding water supply wells with E&P clients •Complete development of water treatment & recycling technology FY 2014 •Continue staffing •Enter Sourcing, Transfer and Treatment businesses •Expect $20 - $30 million of capital expenditure requests FY 2015 – 2017 •Expect meaningful revenue generation in FY 2015 •Target 25% EBIT margins •$200 million in revenue business by FY 2017

Contact Us Jerry Fanska, SVP-Finance 913.677.6858 Jerry.Fanska@layne.com www.layne.com Devin Sullivan, SVP 212.836.9608 dsullivan@equityny.com www.theequitygroup.com AT THE COMPANY: INVESTOR RELATIONS:

Appendix

Acquisition of Remaining Interest in Costa Fortuna •One of South America’s largest providers of specialty foundation and specialized marine geotechnical services •Layne acquired remaining 50% interest in May 2012; initial 50% interest acquired July 2010 •Remeasured previous 50% interest; realized $7.7 million non-cash charge in Q2 FY 2013 •Total investment of $34.3 million and $9 million of assumed debt •Backlog at July 31, 2012 = $36.9 million •For CY 2011, Costa Fortuna generated: –Revenues = $49.5 million –Net income = $7.8 million –EBITDA = $13.9 million •In Q2 and Q3 FY 2013, Costa Fortuna contributed $20.7 million of revenue and $7.3 million of pre-tax income •Serving growing markets –Average construction growth of the Central and South American regions ~ 5.8% annually for the next 5 years and 3.9% annually for the rest of the decade –Estimated $100 billion Brazilian construction market (next 5 years) –The FIFA World Cup games in 2014 and the Olympic Games in 2016 will contribute substantial investment in market opportunities 25 Source: Global Construction Perspectives

Layne Consolidated 9 Mo. FY 2012 – 9 Mo. FY 2013 840.8 - 20.7 7.2 845.9 22.9 - - - 100 200 300 400 500 600 700 800 9009-Months FY12PriceAcquisitionsVolume9-Months FY13Consolidated Revenue Bridge ($ dollars in millions) 54.6 - 6.2 - 0.0 - 27.4 22.9 - 0.8 - 10.5 - 10 20 30 40 50 609-Months FY12PriceVolumeSG&AEquity in Earnings of AffiliatesOther9-Months FY13 Consolidated EBIT Bridge (excludes $7.7 m loss on equity remeasurement)

Water Infrastructure 9 Mo. FY 2012 – 9 Mo. FY 2013 634.1 - 20.7 3.1 639.2 18.7 - - - 100 200 300 400 500 600 7009-Months FY12PriceAcquisitionsVolume9-Months FY13Water Infrastructure Revenue Bridge ($ dollars in millions) 26.9 - 4.2 - - 7.1 18.7 - 0.3 5.8 - 5 10 15 20 25 309-Months FY12PriceVolumeSG&AOther9-Months FY13

Mineral Exploration
9 Mo. FY 2012 – 9 Mo. FY 2013

Mineral Exploration Revenue Bridge

($ dollars in millions)


250
200
150
100
50
-
203.9
1.4
0.2
202.3
9-Months FY12
Price
Acquisitions
Volume
Other

Mineral Exploration EBIT Bridge

($ dollars in millions)


60
50
40
30
20
10
-
52.1
1.4
0.1
2.2
1.3
4.7
46.9
9-Months FY12
Price
Volume
SG&A
Equity in Earnings of Affiliates
Other
9-Months FY13

28

Selected Financial Data

Three & Nine Months Ended October 31, 2012 and 2011

Financial Data (000's, except per share data)	Three Months 10/31/12	Three Months 10/31/11	% Change	Nine Months 10/31/12	Nine Months 10/31/11	% Change
Revenues						
--Water Resources	**$ 72,962**	$ 70,320	3.8	**$ 213,582**	$ 207,096	3.1
--Inliner	**32,115**	36,959	(13.1)	**101,682**	97,607	4.2
--Heavy Civil	**70,472**	88,463	(20.3)	**219,723**	265,235	(17.2)
--Geoconstruction	**44,816**	21,085	112.5	**104,208**	64,199	62.3
--Water Infrastructure	**220,365**	216,827	1.6	**639,195**	634,137	0.8
--Mineral Exploration	**61,263**	72,109	(15.0)	**202,254**	203,873	(0.8)
--Other	**1,251**	877	42.6	**4,433**	2,824	57.0
Total revenues	**$ 282,879**	$ 289,813	(2.4)	**$ 845,882**	$ 840,834	0.6
Net income from continuing operations attributable to Layne Christensen Company**	**$ 8,823**	$ 8,708	1.3	**$ 10,559**	$ 31,485	(66.5)
Diluted income per share - continuing operations	**$ 0.45**	$ 0.45	-	**$ 0.53**	$ 1.60	(66.9)
Net income (loss) attributable to Layne Christensen Company**	**$ 8,476**	$ 8,753	(3.2)	**$ (11,799)**	$ 32,429	(136.4)
Diluted income (loss) per share	**$ 0.43**	$ 0.45	(4.4)	**$ (0.60)**	$ 1.65	(136.4)

29

Reconciliation to Non-GAAP Financial Data Three & Nine Months Ended October 31, 2012 and 2011 30 * Management believes the exclusion of this item provides a useful basis for evaluating underlying business performance, but should not be considered in isolation and is not in accordance with, or a substitute for, evaluating business performance utilizing GAAP financial information. ** Not meaningful Reconciliation to non-GAAP Financial Data%%(000's, except per share data)10/31/201210/31/2011Change10/31/201210/31/2011ChangeNet income (loss) from continuing operations attributable to Layne Christensen Company8,823$ 8,708$ 1.310,559$ 31,485$ (66.5)Loss on remeasurement of equity investment- - ***7,705 - ***Net income from continuing operations attributable to Layne Christensen Company excluding loss on remeasurement of equity investment*8,823$ 8,708$ 1.318,264$ 31,485$ (42.0)Diluted income per share - continuing operations excluding loss on remeasurement of equity investment0.45$ 0.45$ -0.92$ 1.60$ (40.0)